                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 22, 2004

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      001-15223              76-0453392
(State or other jurisdiction          (Commission          (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)

 87 GRANDVIEW AVENUE, WATERBURY, CONNECTICUT                            06708
   (Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On October 22, 2004, Lance A. Wilkes, the President and Chief Operating
Officer of OptiCare Health Systems, Inc., departed the company. A copy of the press release, dated October 22, 2004, announcing the departure of Mr. Wilkes is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

(c) On October 22, 2004, Christopher J. Walls, the current Chief Administrative
Officer of OptiCare Health Systems, Inc., was appointed to the position of
President in addition to his duties as Chief Administrative Officer and General
Counsel.

         Mr. Walls has served as Chief Administrative Officer of OptiCare since
October 2004 and served as Vice President, General Counsel and Corporate
Secretary since February 2002. Prior to joining OptiCare, from December 2000 to
February 2002, Mr. Walls was Vice President, Corporate Counsel and Corporate
Secretary for Cyberian Outpost, Inc. a technology company in Connecticut. Prior to that, from October 1999 to December 2000, he was Corporate Counsel, Vice
President of Business Affairs and Assistant Corporate Secretary with Real Media
Inc., an international technology start-up. From December 1995 to October 1999,
Mr. Walls served as an in-house litigator with St. Paul Fire and Marine
Insurance Company. His professional career also included private practice concentrating on litigation that included medical malpractice defense and complex insurance administrative proceedings. Mr. Walls received his Bachelor of
Arts degree from the University of Dayton and his Juris Doctor degree from
Widener University School of Law.

         On October 6, 2004, Mr. Walls entered into an employment agreement with
OptiCare. The material terms of that agreement are incorporated herein by reference to Item 1.01 of the Current Report on Form 8-K filed with the
Commission on October 8, 2004 (File No. 001-15223).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     The Registrant's Press Release dated October 22, 2004.

                                     Page 2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OPTICARE HEALTH SYSTEMS, INC.
                                     (Registrant)

Date: October 22, 2004
                                     -----------------------------------------
                                     Name:  William A. Blaskiewicz
                                     Title: Vice President and Chief Financial
                                              Officer

                                     Page 3

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number        Description
------        -----------

99.1          The Registrant's Press Release dated October 22, 2004.

                                     Page 4